AMENDMENT NO. 1 TO

REGISTRATION RIGHTS AGREEMENT

This Amendment No. 1 (this “Amendment”) is made and entered into as of the ____ day of May, 2006 by and among Edgewater Foods International, Inc., a Nevada corporation (the “Company”), and the undersigned purchasers (the “Purchasers”) of shares of Series A Convertible Preferred Stock of the Company.  Capitalized terms used but not defined herein have the meanings assigned to them in the Registration Rights Agreement (as defined below).

WHEREAS, the Company and the Purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) dated as of April 12, 2006.

WHEREAS, the Company and the Purchasers desire to amend the Registration Rights Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1.

The definition of “Filing Date“ contained in Section 1 of the Registration Rights Agreement is hereby deleted in its entirety and the following language shall replace such definition in Section 1 of the Registration Rights Agreement:

"Filing Date" means the fifth (5th) Business Day following the closing of the Additional Preferred Stock and Warrant Financing, but in no event later than June 30, 2006; provided that, if the Filing Date falls on a Saturday, Sunday or any other day which shall be a legal holiday or a day on which the Commission is authorized or required by law or other government actions to close, the Filing Date shall be the following Business Day.

2.

Except as expressly amended by this Amendment, the parties agree that all other provisions of the Registration Rights Agreement remain unchanged and that the Registration Rights Agreement remains in full force and effect.

3.

This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be duly executed as of the date first written above.

EDGEWATER FOODS INTERNATIONAL, INC.

By: ______________________________________
Name: Michael Boswell Title: Acting Chief Financial Officer

PURCHASER:

By: _______________________________________ Name: Title: